JOINTLY OWNED UTILITY PLANT/COORDINATED SERVICES	12 Months Ended
Dec. 31, 2017
Regulated Operations [Abstract]
JOINTLY OWNED UTILITY PLANT/COORDINATED SERVICE
JOINTLY OWNED UTILITY PLANT/COORDINATED SERVICES
Certain of our Regulated Operating Subsidiaries have agreements with other utilities for the joint ownership of substation assets and transmission lines. We account for these jointly owned assets by recording property, plant and equipment for our percentage of ownership interest. Various agreements provide the authority for construction of capital improvements and the operating costs associated with the substations and lines. Generally, each party is responsible for the capital, operation and maintenance and other costs of these jointly owned facilities based upon each participant’s undivided ownership interest, and each participant is responsible for providing its own financing. Our participating share of expenses associated with these jointly held assets are primarily recorded within operation and maintenance expenses on our consolidated statements of operations.
We have investments in jointly owned utility assets as shown in the table below as of December 31, 2017:

	Net Investments (a)
(In millions)	Substations	Lines	Other
ITCTransmission (b)	$—	$29	$—
METC (c)	14	41	—
ITC Midwest (d)	27	36	7
ITC Great Plains (e)	10	23	—
Total	$51	$129	$7
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(a)	Amount represents our investment in jointly held plant, which has been reduced by the ownership interest amounts of other parties.

(b)
ITCTransmission has joint ownership in two 345 kV transmission lines with a municipal power agency that has a 50.4% ownership interest in the transmission lines. An Ownership and Operating Agreement with the municipal power agency provides ITCTransmission with authority for construction of capital improvements and for the operation and management of the transmission lines. The municipal power agency is responsible for the capital and operation and maintenance costs allocable to their ownership interest.

(c)
METC has joint sharing of several assets within various substations with Consumers Energy, other municipal distribution systems and other generators. The rights, responsibilities and obligations for these jointly owned assets are documented in the Amended and Restated Distribution — Transmission Interconnection Agreement with Consumers Energy and in numerous interconnection facilities agreements with various municipalities and other generators. In addition, other municipal power agencies and cooperatives have an ownership interest in several METC 345 kV transmission lines. This ownership entitles these municipal power agencies and cooperatives to approximately 608 megawatts (one megawatt equaling 1,000,000 watts) ("MW") of network transmission service from the METC transmission system. As of December 31, 2017, METC’s ownership percentages for jointly owned substation facilities and lines ranged from 6.3% to 92.0% and 1.0% to 41.9%, respectively.

(d)
ITC Midwest has joint sharing of several substations and transmission lines with various parties. As of December 31, 2017, ITC Midwest had net investments in jointly owned substation assets under construction of $7 million. ITC Midwest’s ownership percentages for jointly owned substation facilities and lines ranged from 28.0% to 80.0% and 11.0% to 80.0%, respectively, as of December 31, 2017.

(e)
In 2014, ITC Great Plains entered into a joint ownership agreement with an electric cooperative that has a 49.0% ownership interest in a transmission project. ITC Great Plains will construct and operate the project and the electric cooperative will be responsible for their ownership percentage of capital and operation and maintenance costs. As of December 31, 2017, ITC Great Plains’ ownership percentage in the project was 51.0%.